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Exhibit 31(a)
SECTION 302 CERTIFICATION
I, David L. Duvall, certify that:
1.

I have reviewed this annual report on Form 10-K of Core Molding Technologies,

Inc.;

2.

Based on my knowledge, this

annual report does not contain

any untrue statement of a

material fact or omit

to state a material
fact necessary

to make

the statements

made, in

light of

the circumstances

under which

such statements

were made,

not
misleading with respect to the period covered by this annual report;
3.

Based on

my knowledge,

the financial

statements, and

other financial

information included

in this

annual report,

fairly
present in all material

respects the financial

condition, results of

operations and cash

flows of the

registrant as of,

and for,
the periods presented in this annual report;
4.

The registrant’s

other certifying

officer and

I are

responsible for

establishing and

maintaining disclosure

controls and
procedures (as

defined in Exchange

Act Rules

13a-15(e) and

15d-15(e)) and

internal control

over financial

reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:
a)

designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures to

be
designed under

our supervision,

to ensure

that material

information relating

to the

registrant, including

its
consolidated subsidiaries, is

made known to us

by others within

those entities, particularly

during the period

in
which this annual report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to

provide reasonable assurance regarding the reliability of financial reporting
and the preparation

of financial statements

for external purposes

in accordance with

generally accepted
accounting principles;
c)

evaluated the effectiveness of the registrant

’s disclosure controls and

procedures and presented in this report

our
conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d)

disclosed in this report any

change in the registrant’s internal control over financial

reporting that occurred during
the registrant’s

most recent fiscal

quarter (the registrant

’s fourth

fiscal quarter in

the case of

the annual report)
that has

materially affected,

or is

reasonably likely

to materially

affect, the

registrant’s internal

control over
financial reporting.
5.

The registrant’s other certifying

officer and I have disclosed, based

on our most recent evaluation of internal control

over
financial reporting,

to the

registrant’s auditors

and the

audit committee

of registrant

’s board

of directors

(or persons
performing the equivalent functions):
a)

all significant deficiencies

and material weaknesses

in the design

or operation of

internal control over

financial
reporting which are reasonably likely to

adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)

any fraud, whether or not material,

that involves management or other

employees who have a significant

role in
the registrant’s internal control

over financial reporting.

Date: March   11, 2021

/s/ David L. Duvall
David L. Duvall
President, Chief Executive Officer, and Director